Exhibit 99.3


NEITHER THE SECURITIES EVIDENCED BY THIS CERTIFICATE NOR THE SECURITIES FOR WHICH THESE SECURITIES MAY BE EXERCISED (COLLECTIVELY, THE "SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE (THE "SECURITIES LAWS"). THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (1) REGISTRATION AND QUALIFICATION UNDER THE ACT AND APPLICABLE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL AND/OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

THIS WARRANT IS NOT TRANSFERABLE.



                              DGSE COMPANIES, INC.

                        WARRANT TO PURCHASE 96,951 SHARES
                                 OF COMMON STOCK

Warrant No. 1                        Date of Original Issuance:  January 6, 2007

     This certifies that Silvano DiGenova, an individual resident of the State of California, or his heirs, legatees or executors (the "Holder"), for value received, shall have the right and obligation to purchase from DGSE Companies, Inc., a Nevada corporation (the "Company"), having a place of business at 2817 Forest Lane, Dallas, Texas 75234, Ninety-Six Thousand Nine Hundred Fifty-One (96,951) fully paid and nonassessable shares, as such number and class of security may be adjusted as provided herein (as so adjusted, the "Shares"), of the Company's common stock, par value $0.01 per share ("Common Stock"), for cash at a price of $0.01 per share, as such price may be adjusted as provided herein (as so adjusted, the "Exercise Price"), at the effective time (if any) of the acquisition (the "Acquisition") of Superior Galleries, Inc., a Delaware corporation ("Superior"), by the Company (such time, the "Effective Time"); provided that Holder's obligation to purchase the Shares from the Company, and the Company's obligations to sell the Shares to the Holder, shall cease and expire (whether or not the Effective Time has occurred) at 5:00 p.m. (Pacific time) on the earlier to occur of (i) eighteen months after the date hereof,  and
(ii) the termination of that certain Amended and Restated Agreement and Plan of Merger and Reorganization, made and entered into as of the date of original issuance hereof, by and among the Company, DGSE Merger Corp., a Delaware corporation, Superior Galleries, Inc., a Delaware corporation, and the stockholder agent (such earliest date, the "Expiration Date"). The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 4 of this Warrant.

     This warrant to purchase Common Stock (this "Warrant") is being issued pursuant to that certain Securities Exchange Agreement, made and entered into as of the date of original issuance hereof (the "Securities Exchange Agreement"), by and between the Company and the Holder, in consideration for the exchange of 355,000 shares of common stock of Superior (the "Exchanged Shares").

     This Warrant is subject to the following terms and conditions:

     1. Term. This Warrant shall be deemed to be automatically exercised for all of the Shares at the Effective Time (for avoidance of doubt, without the giving of any notice or the taking of any other action on the part of Holder or the Company). Holder acknowledges and agrees that the exercise of this Warrant is conditioned upon the consummation of the Acquisition prior to the Expiration Date, and that if the Acquisition does not occur prior to the Expiration Date, this Warrant shall expire and be of no force or effect without having been exercised.

     2. Exercise; Issuance Of Certificates; Payment For Shares. Upon the exercise hereof, Holder shall promptly surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) this Warrant and, if applicable, shall deliver to the Company therewith payment in cash or by check of the aggregate Exercise Price for all of the Shares determined in accordance with the provisions hereof. The Company agrees that the Shares purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been surrendered to the Company together with any required payment made for such Shares. Subject to the escrow provisions of Section 6, certificates for the Shares so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense within five (5) business days after the rights represented by this Warrant have been so exercised. Each stock certificate so delivered shall be in such denominations of Common Stock as may be reasonably requested by the Holder and shall be registered in the name of the Holder or his nominee. Notwithstanding anything to the contrary set forth herein, this Warrant may only be exercised in its entirety for the total number of Shares subject to this Warrant.

     3. Shares To Be Fully Paid; Reservation Of Shares. The Company covenants and agrees that all Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof (subject to the escrow provisions of Section 6). The Company further covenants and agrees that, until the expiration or earlier termination of this Warrant, the Company shall at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of Shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights evidenced by this Warrant. The Company shall take all such action as may be necessary to assure that such Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration or qualification under federal or State securities or "blue sky" laws with respect to such exercise.

     4. Adjustment to the Shares.

         4.1 Stock Dividends, Splits, etc. If the Company (i) declares or pays a dividend on its Shares payable in shares of Common Stock or other securities,
(ii) subdivides (including by means of a split) the outstanding Shares into a greater amount of shares of Common Stock or other securities, (iii) combines (including by means of a reverse split) or consolidates the outstanding Shares into a lesser amount of shares of Common Stock or other securities; then, in each such case, the number of Shares for which this Warrant may be exercised shall be adjusted so that upon exercise the Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date such dividend, subdivision, split, combination or consolidation occurred.

         4.2 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution or other event that results in a change to all of the outstanding shares of Common Stock or other securities for which this Warrant is then exercisable, the number and class of securities issuable upon exercise of this Warrant shall be adjusted so that Holder shall be entitled to receive, upon exercise of this Warrant, the total number and kind of securities and property to which Holder would have been entitled had Holder owned the Shares of record as of the date of such reclassification, exchange, substitution or other event. Upon surrender of this Warrant, the Company or its successor shall promptly issue to Holder a new warrant evidencing the right to acquire such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new warrant.

         4.3 Subdivision or Combination of Shares. If the Company shall at any time combine or consolidate the Shares, by reclassification or otherwise, into a lesser number of shares, the Exercise Price shall be proportionately increased. If the Company shall at any time subdivide the Shares, by reclassification or otherwise, into a greater number of shares, the Exercise Price shall be proportionately decreased.

         4.4 Successive Adjustments. The provisions of this Section 4 shall similarly apply to successive dividends, splits, reclassifications, exchanges, substitutions, combinations or other events.

         4.5 Notices of Change. Within 10 business days after any adjustment in the number or class of the Shares subject to this Warrant and of the Exercise Price, the Company shall give written notice thereof to Holder, setting forth in reasonable detail the calculation of such adjustment.

     5. Issue Tax. The issuance of certificates evidencing Shares upon the exercise of this Warrant shall be made without charge to Holder for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of this Warrant.

     6. Escrow Provisions. Notwithstanding anything to the contrary in this Warrant, the Shares to be issued upon the exercise of this Warrant shall be subject to the escrow provisions of that certain (i) Amended and Restated Agreement and Plan of Merger and Reorganization, made and entered into as of the date hereof (the "Merger Agreement"), by and among the Company, DGSE Merger Corp., a Delaware corporation, Superior Galleries, Inc., a Delaware corporation, and the stockholder agent thereunder (together with any successors as stockholder agent under the Merger Agreement and Escrow Agreement, the "Stockholder Agent"), and (ii) Escrow Agreement (the "Escrow Agreement") to be entered into by and between the Company and an escrow agent to be appointed by the Company pursuant to the Merger Agreement (the "Escrow Agent"). Holder acknowledges and agrees that, upon any exercise of this Warrant, the Company shall deliver 15% of the Shares for which this Warrant is exercised (collectively, the "Escrow Shares") to the Escrow Agent for deposit into the escrow account established with the Escrow Agent under the Escrow Agreement (the "Escrow Account") for the purpose of securing the indemnification obligations (including the Holder's indemnification obligations) set forth in Article VIII of the Merger Agreement, all as contemplated by, and subject to the terms and conditions of, Section 3.14 and Article VIII of the Merger Agreement and the Escrow Agreement. Holder acknowledges that the Escrow Shares shall be subject to all of the applicable terms and provisions of the Merger Agreement and Escrow Agreement, including the terms and conditions relating to the release thereof and the use thereof as security to satisfy the claims of the Indemnified Parties (as defined in the Merger Agreement). Holder, by acceptance of this Warrant, (i) irrevocably appoints and constitutes the Stockholder Agent from time to time as his exclusive agent, attorney-in-fact and representative in relation to or in connection with the afore-referenced provisions of the Merger Agreement and the

Escrow Agreement and the transactions contemplated thereby, (ii) consents to and authorizes the Stockholder Agent to take or omit to take any and all actions and to make or omit to make any and all decisions required or permitted to be taken by it under the Merger Agreement or the Escrow Agreement, and (iii) consents to and approves the terms and provisions of the Escrow Agreement; in each case without any further action on the part of the Holder.

     7. Closing Of Books. The Company will at no time close its transfer books against the transfer of this Warrant or of any Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

     8. No Voting Or Dividend Rights; Limitation Of Liability. Other than as set forth herein, nothing contained in this Warrant shall be construed as conferring upon Holder the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder, and no mere enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

     9. Warrant Not Transferable. Neither this Warrant nor any right, title or interest herein or hereunder is transferable, in whole or in part; provided that this Warrant may be transferred to the heirs, legatees or executors of the Holder, pursuant to the applicable laws of descent and distribution, without charge to the Holder (except for transfer taxes), upon surrender of this Warrant properly endorsed. Any purported sale, transfer, pledge, hypothecation or other disposition of this Warrant or any right, title or interest herein shall be null and void ab initio and of no force or effect.

     10. Securities Laws.

         10.1 Compliance with Securities Laws. Holder, by acceptance hereof, agrees that this Warrant, and the Shares or other securities to be issued upon exercise hereof, are being and will be acquired for investment and that Holder will not offer, sell, pledge or otherwise transfer or dispose of this Warrant, or any Shares or other securities to be issued upon exercise hereof, except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities or "blue sky" laws. Upon exercise of this Warrant, unless the Shares being acquired are registered and qualified under the Securities Act and any applicable state securities or "blue sky" laws or an exemption from such registration and qualification is available, Holder shall confirm in writing that the Shares (or other securities) so purchased are being acquired for investment and not with a view toward distribution or resale in violation of the Securities Act and shall confirm such other matters related thereto as may be reasonably requested by the Company.

         10.2 Restricted Securities; Legend. Holder understands that the Shares issuable upon the exercise of this Warrant shall be "restricted securities" (as that term is defined in Rule 144 promulgated under the Securities Act), and unless a registration statement relating to the resale of the Shares shall then be effective under the Securities Act, may bear a legend in the form substantially as follows or otherwise indicating such Shares are "restricted securities":

   THE SECURITIES EVIDENCED BY THIS CERTIFICATE (THESE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE (THE

   "SECURITIES LAWS"). THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF
   (1) REGISTRATION AND QUALIFICATION UNDER THE ACT AND APPLICABLE SECURITIES LAWS, OR (2) AN OPINION OF COUNSEL AND/OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

         10.3 Representations and Warranties. In connection with the issuance of this Warrant, Holder (or upon any permitted assignment, the assignee) specifically represents to the Company by acceptance of this Warrant as follows:

          (a) If an entity, Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and has the requisite right, entity power and authority to exercise the Warrant and purchase the Shares; if an individual, Holder has the requisite right, power and legal capacity to exercise the Warrant and purchase the Shares.

          (b) Holder is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act, and is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.

          (c) Holder, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in this Warrant and, upon exercise hereof, the Shares, and has so evaluated the merits and risks of such investment. The undersigned is able to bear the economic risk of an investment in this Warrant and the Shares and, at the present time, is able to afford a complete loss of such investment.

          (d) Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant.

          (e) Holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act or applicable state securities laws.

          (f) Holder is not acquiring this Warrant or purchasing any Shares as a result of any advertisement, article, notice or other communication regarding this Warrant or the Shares published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (g) Holder understands that the Shares have not been registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred except (i) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act, or (ii) in accordance with all applicable securities and "blue sky" laws of the states of the United States and other jurisdictions.

          (h) To the extent a registration statement under the Securities Act is not in effect, Holder understands and acknowledges that (i) the Shares are being issued and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act, and (ii) the availability of such exemption depends in part on, and that the Company and its counsel is relying upon, the accuracy and truthfulness of the foregoing representations and the undersigned hereby consents to such reliance.

          (i) Holder further understands that this Warrant and any Shares or other securities purchased hereunder must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities or "blue sky" laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144 promulgated under the Securities Act.

          (j) Holder either has a preexisting personal or business relationship with the Company or any of its officers, directors or controlling persons, or by reason of its business or financial experience or the business or financial experience of its professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the exercise of this Warrant and the purchase of the Shares.

          (k) Holder (i) has read and fully understood this Warrant, the Merger Agreement and the Escrow Agreement, and the implications and consequences hereof and thereof; (ii) understands that in the event the Acquisition is not consummated by the Expiration Date, this Warrant will expire without having ever become exercisable, and (iii) has been represented in the preparation, negotiation, and execution of this Warrant by legal counsel and tax advisers of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel or advice.

     11. Modification And Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     12. Notices. Any notice, request or other document required or permitted to be given or delivered to Holder or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to the Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other.

     13. Binding Effect On Successors. All of the covenants and agreements of the Company shall inure to the benefit of the permitted successors and assigns of Holder.

     14. Descriptive Headings. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     15. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Texas applicable to instruments negotiated, executed and to be performed entirely within such State.

     16. Lost Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of this Warrant, the Company, at its expense, shall make and deliver a new warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     17. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

     18. Specific Performance. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Warrant and agree that the terms of this Warrant shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

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                                      -7-

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized, this ____ day of January, 2007.

                                       DGSE COMPANIES, INC.


                                       By:  /s/ Dr. L.S. Smith
                                          --------------------------------------
                                          Dr. L.S. Smith
                                          Chairman and Chief Executive Officer



ACKNOWLEDGED AND AGREED TO:


SILVANO DIGENOVA

--------------------------------------